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                              VAN KAMPEN PACE FUND
                      SUPPLEMENT DATED MAY 19, 1999 TO THE
                      PROSPECTUS DATED SEPTEMBER 30, 1998
                           -------------------------

     The section of the Prospectus entitled "INVESTMENT ADVISORY SERVICES-PORTFOLIO MANAGEMENT" is amended with the following:

PORTFOLIO MANAGEMENT. The Fund's Portfolio management team is headed by John Cunniff. Mr. Cunniff has been primarily responsible for the day-to-day management of the Fund's investment portfolio since July 1998. He assisted in co-managing the Fund's investment portfolio since November 1996. Mr. Cunniff has been a Vice President and Portfolio Manager of the Adviser and Advisory Corp. since October 1995. Prior to that time, Mr. Cunniff was Vice President, Portfolio Manager with Templeton Quantitative Advisors. Thomas Copper has been responsible as a portfolio manager for the day-to-day management of the Fund's investment portfolio since April 1999. Mr. Copper has been a Vice President and Portfolio Manager of the Adviser and Advisory Corp. since December 1997, and since 1986, an Assistant Vice President of the Adviser and Advisory Corp. Prior to joining Van Kampen, Mr. Copper was a high yield bond analyst for Tenneco Financial Services. Mr. Copper received his B.A. degree in Economics from Tulane University and his M.B.A. in Finance from Baylor University. He is a Chartered Financial Analyst.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                    PACE SPT 599